                                                                   EXHIBIT 10.19

                          PROGRESSIVE NETWORKS, INC.

                          SECOND AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT


                                 July 21, 1997

                                TABLE OF CONTENTS


                                                                                          Page
                                                                                          ----
1.      REGISTRATION RIGHTS................................................................  1
               1.1    Certain Definitions..................................................  1
               1.2    Registrable Securities...............................................  2
                             (a)    Definition.............................................  2
                             (b)    Transfer of Registration Rights........................  2
                             (c)    Conditions to Participation............................  3
               1.3    Demand Registration..................................................  3
               1.4    S-3 Registration.....................................................  4
                             (a)    S-3 Registrations......................................  4
                             (b)    Priority S-3 Registrations.............................  5
                             (c)    Restrictions on Purchasers and S-3
                      Registrations........................................................  5
                             (d)    Limited Number of S-3 Registrations....................  6
                             (e)    Selection of Underwriters..............................  6
               1.5    Piggyback Registrations..............................................  6
                             (a)    Right to Piggyback.....................................  6
                             (b)    Priority on Primary Registrations......................  6
                             (c)    Priority on Secondary Registrations....................  6
               1.6    Lockup Agreements....................................................  7
               1.7    Registration Procedures..............................................  7
               1.8    Registration Expenses................................................  9
               1.9    Indemnification......................................................  9
               1.10   Termination.......................................................... 11

2.      COVENANTS OF THE COMPANY........................................................... 11
               2.1    Financial Statements, Budgets, etc................................... 12
               2.2    Inspection........................................................... 13
               2.3    Current Public Information........................................... 13
               2.4    Reservation of Shares................................................ 14
               2.5    Rights in Future Offerings........................................... 14
               2.6    Insurance............................................................ 15
               2.7    Use of any Investor Information...................................... 15
               2.8    Conduct of Business.................................................. 15
               2.9    Payment of Taxes..................................................... 16
               2.10   Adverse Changes...................................................... 16
               2.11   Life Insurance....................................................... 16
               2.12   Affiliated Transactions.............................................. 16
               2.13   Board of Directors................................................... 16
               2.14   Distributions or Redemption of Capital Stock......................... 18
               2.15   Conversion Shares.................................................... 18

3.  MISCELLANEOUS.......................................................................... 18
               3.1    Parties in Interest.................................................. 18
               3.2    Entire Agreement: Amendments and Waivers............................. 18
               3.3    Governing Law, Severability.......................................... 19
               3.4    Notices.............................................................. 19
               3.5    Counterparts......................................................... 19
               3.6    Captions............................................................. 19

EXHIBITS:
---------
Exhibit A:            Holders of Series B Preferred Stock
Exhibit B:            Holders of Series C Preferred Stock
Exhibit C:            Holders of Series D Preferred Stock

                           SECOND AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT


        This Second Amended and Restated Investors' Rights Agreement (this "Agreement") is entered into effective as of the 21st day of July, 1997, by and among PROGRESSIVE NETWORKS, INC., a Washington corporation (the "Company"), the holders of Series B Preferred Stock ("Series B Preferred") identified on attached Exhibit A (the "Series B Holders"), the holders of Series C Preferred Stock ("Series C Preferred") identified on attached Exhibit B (the "Series C Holders"), and the holders of Series D Preferred Stock ("Series D Preferred") identified on attached Exhibit C (the "Series D Holders"), and Microsoft Corporation, a Washington corporation ("Microsoft").

                                    RECITALS

        A. Microsoft and the Company are parties to that certain Series E Preferred Stock Purchase Agreement dated July 21, 1997 (the "Series E Agreement"), under which certain of the obligations of the Company and Microsoft are conditioned upon the execution and delivery by Microsoft and the Company of this Agreement.

        B. The Series D Holders, the Series C Holders, Series B Holders and the Company are parties to that certain Investors Rights Agreement dated November 27, 1996 (the "D Rights Agreement"), and now wish to amend and restate the D Rights Agreement to admit Microsoft as a party.

        NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

1.      REGISTRATION RIGHTS

        1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

               (a) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

               (b) "Exempt Registrations" shall mean registrations relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or registrations relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.

               (c) "Investors" shall mean investors who purchased shares pursuant to the Series B Preferred Stock Purchase Agreement by and among the Series B Holders and the Company dated April 8, 1995 (the "Series B Agreement"), the Series C Preferred Stock Purchase Agreement by and among the Series C Holders and the Company dated October 26, 1995 (the "Series C Agreement"), the Series D Preferred Stock Purchase

Agreement by and among the Series D Holders and the Company dated November 27, 1996 (the "Series D Agreement"), and/or the Series E Agreement and persons or entities who received any of such shares from such Investors.

               (d) "Rule 144" shall mean Rule 144 as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

               (e) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

               (f) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time, corresponding to such act.

        1.2    Registrable Securities.

               (a) Definition. The term "Registrable Securities" means (i) any common stock ("Common Stock") and other securities issued upon conversion of any Series B Preferred, Series C Preferred, Series D Preferred or Series E Preferred Stock (the "Series E Preferred") (including without limitation the Series C Preferred issuable upon exercise of those certain Series C Warrants, as defined in the Series C Agreement, the Series D Preferred issuable upon the exercise of those certain Series D Warrants, as defined in the Series D Agreement and the Series E Preferred issuable upon the exercise of that certain Series E Warrant, as defined in the Series E Agreement), (ii) any Common Stock and other securities issued upon exercise of those certain Series B Common Warrants, as defined in the Series C Agreement, or (iii) any securities issued with respect to the Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred or the Common Stock and other securities referred to in clauses (i) and (ii) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a person will be deemed to be a holder of Registrable Securities whenever such person has the right to acquire such Registrable Securities whether or not such acquisition has actually been effected. Registrable Securities, if transferred in accordance with Section 1.2(b), will remain Registrable Securities; provided, however, that Registrable Securities shall not include shares (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) that may be publicly sold pursuant to Rule 144 under the Securities Act.

               (b) Transfer of Registration Rights. The rights granted under this Section may be assigned or otherwise conveyed by any holder of Registrable Securities, in compliance with federal and applicable state securities laws, to any transferee or assignee who, after such assignment or transfer, holds at least 50,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided that the Company is given written notice by such transferee at the time of or within thirty (30) days after said transfer, stating the name and address of said transferee and said transferee's agreement to be bound by the provisions of this Agreement. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of a transferee or assignee who is (A) a shareholder, partner, retired partner, member, retired member or beneficiary of a Purchaser; (B) a spouse or child of a shareholder, partner, retired partner, member, retired member or beneficiary of a Purchaser; (C) a trust for the benefit of the persons set forth in (A) or (B) or for the issue of the persons set forth in (A) or (B); and (D) an entity (corporation, partnership, limited liability company or other juridical entity) of which at least 75 percent in interest is owned or controlled, directly or indirectly through other entities, or by one or more of the persons set forth in (A), (B) or (C), shall be aggregated together with the corporation, partnership or limited liability company as the case may be; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Agreement.

               (c) Conditions to Participation. No holder of Registrable Securities may participate in any underwritten registration hereunder unless such holder (i) agrees to sell such holder's securities on the basis provided in any underwriting arrangements and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, provided that such documents shall not provide for indemnification or contribution obligations to the Company, or obligations to the Company to provide information, of holders of Registrable Securities greater than those obligations to the Company provided for in Section 1.9.

        1.3    Demand Registration.

               (a) If at any time after the earlier of (i) two (2) years after the date of this Agreement or (ii) six (6) months after the effective date of the Initial Public Offering (as such term is defined in Section 2 of this Agreement), the Company shall receive a written request from the holders of at least 30% of the Registrable Securities then outstanding that the Company file a registration statement (other than on Form S-3 pursuant to Section 1.4 of this Agreement) under the Securities Act covering the registration of all or part of the Registrable Securities, then the Company shall, within ten (10) days of the receipt of such request, give written notice of such request to all holders of Registrable Securities and shall, subject to the limitations of Section 1.3(b), use its best efforts to effect as soon as practicable the registration under the Securities Act of all Registrable Securities which the holders request to be registered in a written request to be given within twenty (20) days of the giving of such notice by the Company.

               (b) The holders initiating the registration request under this
Section 1.3 (the "Initiating Holders") must distribute the Registrable Securities covered by their request by means of a public offering underwritten by a recognized national or regional underwriter, which underwriter shall be reasonably acceptable to the Company. The right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting to the extent provided herein. All holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company as provided in Section 1.7(h)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.3, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each holder and requested to be registered in such registration. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

               (c) The Company is obligated to effect only two registrations pursuant to this Section 1.3. A request for registration under this Section 1.3 cannot be made within six (6) months of the effective date of a registration statement for a public offering of the Company's securities (other than Exempt Registrations).

               (d) Notwithstanding the foregoing, if the Company shall furnish to the holders requesting a registration statement pursuant to this Section 1.3 a certificate signed by the President of the Company, stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

               (e) The Company shall not be obligated to take any action to effect any registration pursuant to this Section 1.3, if, within ten (10) days of the receipt of a request from Initiating Holders the Company gives the Initiating Holders written notice that it has begun substantive discussions with an underwriter with respect to a public offering of securities that would give rise to registration rights under Section 1.5. The Company must promptly notify the holders of any abandonment of such offering.

        1.4    S-3 Registration.

               (a) S-3 Registrations. Subject to the terms hereof, the holders of Registrable Securities, including transferees that have acquired the Registrable Securities in accordance with Section 1.2(b) (the "Holders"), may request in writing registration under the Securities Act of all or part of their Registrable Securities (an "S-3 Registration") on Form S-3 (or any other form of offering permitted under applicable securities laws involving effort and expense reasonably similar to that involved in effecting a registration on Form S-3 for which the Company may then be eligible). Any such request shall state the number of Registrable Securities to be disposed of and the intended disposition of such shares by their Holders, provided that the aggregate offering price must be not less than $250,000 for each such registration and on not more than three occasions. S-3 Registrations will be effected on Form S-3 (or any similar short-form registration for which the Company may then be eligible) whenever the Company is permitted to use such a form. Following the initial public offering of its securities, the Company will use its best efforts to qualify for registration on Form S-3 (or any similar short-form registration for which the Company may then be eligible) and maintain such registration in effect for not less than one hundred twenty (120) days.

               (b) Priority S-3 Registrations. If any S-3 Registration is an underwritten offering, the Company may request that securities to be sold on its behalf be included in such S-3 Registration, and if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included exceeds the number that can be sold in such offering without adversely affecting such underwriters' ability to effect an orderly distribution of the securities, the Company will include in such registration: first, the securities the Company proposes to sell; and second, the number of Registrable Securities that the Holders propose to sell and that in the opinion of such underwriters can be sold; provided that in the event that the number of Registrable Securities that the Holders propose to sell is reduced by more than ten percent (10%), such registration will not be counted as a S-3 Registration. Anything in this subsection (b) to the contrary notwithstanding, for a period of twelve months following the conclusion of any offering from which, pursuant to this subsection (b), there were excluded any Registrable Securities requested to be included (an "Exclusion Offering"), the Company shall not exercise its right to priority so as to exclude such Registrable Securities from a subsequent S-3 Registration; provided, however, that a S-3 Registration may not be requested by the Holders of Registrable Securities for a period of four (4) months following the conclusion of any such Exclusion Offering. If any S-3 Registration in which the Company does not have the right to priority is an underwritten offering, the Company may have securities to be sold on its behalf included in such S-3 Registration, to the extent deemed practicable by the managing underwriters, provided the number of Registrable Securities included therein is not reduced.

               (c) Restrictions on Purchasers and S-3 Registrations. The Company may postpone for up to ninety (90) days the filing or the effectiveness of a registration statement for a S-3 Registration if the Company's Chief Executive Officer delivers a written certification to each Holder of the Registrable Securities requested to be included therein stating that the Company's Board of Directors has declared that such S-3 Registration would not be in the best interests of the Company; provided that in any such event, the Holders of Registrable Securities requesting such registration will be entitled to withdraw such requests and, if the remaining requests that are not withdrawn are not sufficient to initiate such registration, such registration need not be effected by the Company and will not count as a S-3 Registration; provided further, that if such event occurs during the twelve (12) month period during which the Company may not conduct an Exclusion Offering (as described in Clause (b) above), then such twelve (12) month period shall be extended by the length of any such postponement. The Company may only make one election in any twelve-month period to postpone a S-3 Registration pursuant hereto.

               (d) Limited Number of S-3 Registrations. The Company is obligated to effect only three (3) registrations pursuant to this Section 1.4.

               (e) Selection of Underwriters. In a S-3 Registration, the holders of Registrable Securities will have the right to determine the method of distribution and, if the offering is underwritten, to select the investment banker(s) and manager(s) to administer the offering.

        1.5    Piggyback Registrations.

               (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a registration primarily for sales of securities to employees of the Company or in connection with a transaction to which Rule 145 or any similar rule of the SEC under the Securities Act is applicable) and the registration form to be used also may be used for the registration of Registrable Securities, the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration (a "Piggyback Registration") and will use its best efforts to include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within thirty (30) days after the receipt of the Company's notice except as set forth in paragraph (b) below. Such written request may specify all or part of a holder's Registrable Securities to be included in the registration.

               (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting such underwriters' ability to effect an orderly distribution of such securities, the Company will include in such registration: first, the securities the Company proposes to sell; second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares of Common Stock (or equivalents) represented by the Registrable Securities owned by the holders thereof and requested to be registered, but in no event in an offering following the Company's initial public offering shall the number of Registrable Securities included in such registration be less than 30% of the total of all securities included in such registration; and third, other securities requested to be included in such registration.

               (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities and there are no newly issued securities of the Company being registered thereunder, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting such underwriters' ability to effect an orderly distribution of such securities, the Company will include in such registration: first, any Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares of Common Stock (or equivalents) represented by the Registrable Securities owned by the holders thereof and requested to be registered, and second, other securities requested to be included in such registration. If any holder of Registrable Securities who has requested inclusion in such registration or offering disapproves of the terms of the underwriting, he may elect to withdraw therefrom by written notice to the Company, the underwriter and the holders of Registrable Securities who initiated the offering.

        1.6 Lockup Agreements. Each holder of the Registrable Securities agrees not to effect any public sale or distribution of Registrable Securities, or any securities convertible into or exchangeable or exercisable for Registrable Securities, during the seven (7) days prior to and the period after (as requested by the underwriters, but not to exceed 180 days) the effectiveness of the first registration of the Company's securities to be sold in an underwritten public offering for the account of the Company, provided that all officers and directors of the Company and all other holders of more than one percent (1%) of the Company's equity securities agree to be similarly bound with respect to equity securities of the Company held by such officers, directors and one percent (1%) holders, provided further that any discretionary waiver or termination of the restrictions of such agreements by the representatives of the underwriters shall apply to all persons subject to such agreements pro rata based on the number of equity securities held by such persons and subject to such agreements, provided further that such holders are given reasonable notice of such Registration, and provided further, that the provisions of this Section
1.6 shall bind The Goldman Sachs Group, L.P. and any transferee of its Registrable Securities only with respect to the Registrable Securities held by such person and shall not otherwise in any manner bind or restrict Goldman, Sachs & Co. (whether as a broker, dealer, underwriter or otherwise) or The Goldman Sachs Group. L.P. or any of their affiliates or general or limited partners. Without limiting the foregoing, it is expressly agreed that the provisions of this Section 1.6 shall not (a) apply to any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock acquired by a Holder directly from the underwriters in a registered public offering of the Company's securities or in an established trading market from any party other than the Company, or (b) prevent the exercise of the Series B Common Warrants, the Series C Warrants, the Series D Warrants, or the Series E Warrant described in Section 1.2(a) during such lockup period.

        1.7 Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will, without limiting the generality of the foregoing, as expeditiously as possible:

               (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities, which registration statement will state that the holders of Registrable Securities covered thereby may sell such Registrable Securities either under such registration statement or pursuant to Rule 144 (or any similar rule then in effect), and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the voting interest of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed);

               (b) prepare and file with the Commission, if applicable, such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred eighty (180) days in the case of the Company's initial registration of Common Stock under the Securities Act and one hundred twenty (120) days in the case of any subsequent registration;

               (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, and the prospectus included in such registration statement (including each preliminary prospectus) as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

               (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions of the United States as any seller reasonably requests and do any other related acts that may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 1.7(d) or (ii) consent to general service of process in any such jurisdiction);

               (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is or would be required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit any fact necessary to make the statements therein not misleading;

               (f) upon the request of the holders of 20% or more of the Registrable Securities or such lesser number of Registrable Securities as are actually registered pursuant to this Agreement, cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed;

               (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

               (h) enter into such customary agreements (including underwriting agreements on customary terms) and take all such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

               (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or any other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

               (j) comply with all necessary filing and other requirements, including without limitation listing shares on any national securities exchange on which similar securities of the Company are then listed, so as to enable the holders of Registrable Securities to sell Registrable Securities under Rule 144 (or any similar rule then in effect) after any initial public offering of the Company's Common Stock; and

               (k) obtain a comfort letter from the Company's independent accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form covering such matters normally covered in a public issuance of securities, in each case addressed to the holders of the Registrable Securities.

        1.8    Registration Expenses.

               (a) All expenses incident to the Company's performance of or compliance with this Agreement with respect to any Demand Registration, S-3 Registration or Piggyback Registration, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions, which in all cases shall be borne by the party selling the securities with respect to which the discounts or commissions are incurred or paid) and other persons retained by the Company, will be borne by the Company.

               (b) In connection with any Demand Registration, S-3 Registration or Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the voting interest of such Registrable Securities.

        1.9    Indemnification.

               (a) Incident to any registration statement referred to in this
Section 1 and subject to applicable law, the Company will indemnify and hold harmless each underwriter, each holder of Registrable Securities (including its respective directors, officers, members, employees and agents) so registered, and each person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the rules and regulations promulgated thereunder, from and against any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement (including any related preliminary or definitive prospectus, or any amendment or supplement to such registration statement or prospectus), (ii) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, or (iii) any violation by the Company of the Securities Act, any state securities or "blue sky" laws or any rule or regulation thereunder in connection with such registration, provided that the Company will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by such underwriter, holder or controlling person expressly for use in such registration statement. With respect to such untrue statement or omission or alleged untrue statement or omission in the information furnished in writing to the Company by such holder expressly for use in such registration statement, such holder will indemnify and hold harmless each underwriter, the Company (including its directors, officers, members, employees and agents), each other holder of Registrable Securities (including its respective directors, officers, employees and agents) so registered, and each person who controls any of them within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise to the same extent provided in the immediately preceding sentence. In no event, however, shall the liability of a holder for indemnification under this Section 1.9(a) exceed the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which is being sold by such holder of Registrable Securities or (ii) the proceeds received by such holder from its sale of Registrable Securities under such registration statement.

               (b) If the indemnification provided for in Section 1.9(a) above for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 1.9, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the other selling holders of Registrable Securities and the underwriters from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the other selling holders of Registrable Securities and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the selling holders of Registrable Securities and the underwriters shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and the selling holders and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the selling holders of Registrable Securities and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the selling holders or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the holders of Registrable Securities, and the underwriters agree that it would not be just and equitable if contribution pursuant to this Section 1.9(b) were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 1.9(b). In no event, however, shall a holder of Registrable Securities be required to contribute any amount under this
Section 1.9(b) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which is being sold by such holder or (ii) the proceeds received by such holder from its sale of Registrable Securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (c) The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this
Section 1.9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. The indemnification and contribution provided for in this
Section 1.9 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any officer, director, employee, agent or controlling person of the indemnified parties.

        1.10 Termination. The rights to registration of Registrable Securities set forth in this Section shall terminate and have no further effect on the seventh (7th) anniversary of the closing of the Company's Initial Public Offering, as defined below.

2.      COVENANTS OF THE COMPANY

        During the term of this Agreement, the Company covenants and agrees that it will comply with each of the following provisions under this Section 2, provided that the Company's obligations under each such provision other than those set forth in Section 2.3 shall terminate at the earliest of such time as:
(a) the Company completes a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company to the public at a price of at least $13.554 per share (as adjusted to reflect subsequent stock dividends, stock splits and recapitalizations) with aggregate proceeds of not less than $20,000,000 (prior to the deduction of underwritten commissions and offering expenses) ("Initial Public Offering"), (b) the automatic conversion of the Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred pursuant to Section 5.4(b)(y) of the Company's Articles of Incorporation; or (c) less than (10%) of each of the Series B Preferred, Series C Preferred, Series D Preferred and Series E Preferred originally issued shall remain outstanding:

        2.1 Financial Statements, Budgets, etc. The Company will maintain a standard system of accounting administered in accordance with generally accepted accounting principles consistently applied, will keep full and complete financial records, and will furnish to each of the Investors or his/her/its designees, so long as he/she/it holds at least 500,000 shares of Series B Preferred, Series C Preferred, and/or Series E Preferred, or at least 132,000 shares of Series D Preferred for purposes of Section 2.1(b) through (g) or at least 350,000 shares of Series D Preferred for purposes of Section 2.1(a):

               (a) As soon as available, but in any event not later than fifteen
(15) days after the end of each month (other than the last month of any fiscal quarter of the Company), the unaudited consolidated balance sheet of the Company as at the end of each such month and the related unaudited consolidated statements of income and cash flow of the Company for such month and for the elapsed period in such fiscal year, all in reasonable detail and stating in comparative form (i) the figures as of the end of and for the comparable periods of the preceding fiscal year and (ii) the figures reflected in the operating budget for such period as specified in the financial plan of the Company delivered pursuant to paragraph (e) hereof. All such financial statements shall be complete and correct in all material respects and shall be subject to normal year end audit adjustments.

               (b) As soon as available, but in any event no later than fifteen
(15) days after the end of each of the first three fiscal quarters, the unaudited consolidated balance sheet of the Company as at the end of each such period and the related unaudited consolidated statement of operations, stockholders' equity and cash flows of the Company for such quarterly period and for the elapsed period in such fiscal year, all in reasonable detail and stating in comparative form (i) the figures at the end of and for the comparable periods of the preceding fiscal year and (ii) the figures reflected in the operating budget for such period as specified in the financial plan of the Company delivered pursuant to paragraph (e) hereof. All such financial statements shall be complete and correct in all material respects, shall be prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods reflected therein except as stated therein, and shall be subject to normal year end audit adjustments.

               (c) As soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheet of the Company as at the end of such fiscal year and the related audited consolidated statements of operations, stockholders' equity and cash flows of the Company for such fiscal year, all in reasonable detail and stating in comparative form the figures as at the end of and for the previous fiscal year, accompanied by an opinion of an accounting firm of recognized national standing selected by the Company, which opinion shall state that such accounting firm's audit was conducted in accordance with generally accepted auditing standards. All such financial statements, together with the notes thereto, shall be complete and correct in all material respects and prepared in reasonable detail and in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods reflected therein except as stated therein.

               (d) Promptly upon receipt or transmission thereof, (i) any additional reports, management letters or other detailed written information concerning significant aspects of the Company's operations and financial affairs given to the Company by its independent certified public accountants and any written response thereto by the Company; and (ii) copies of all such financial statements, proxy statements and reports as the Company sends to its stockholders, and copies of all registration statements and all regular, special or periodic reports which it files, or any of its officers or directors file with respect to the Company or its securities of which the Company is aware, with the Securities and Exchange Commission or with any securities exchange on which any of the Company's securities are then listed, and copies of all press releases and other statements made available by the Company to the public.

               (e) At least forty-five (45) days prior to the end of each fiscal year, a detailed operating budget prepared on a monthly basis for the immediately succeeding fiscal year, and, promptly upon approval thereof by the Board of Directors, any other budgets and any revisions of such operating or other budgets.

               (f) Within sixty (60) days after the end of each fiscal year, copies of all stock option plans, and a list detailing all options granted, issued or lapsed; all warrants granted or issued (whether to directors, in connection with financings or otherwise) or lapsed; and all stock issued or sold (including in each case, without limitation, all option and warrant exercise prices, stock issuance prices, and other terms).

               (g) Such other information and financial data concerning the Company as the Investors may reasonably request.

        2.2 Inspection. The Company will permit any representative designated by each of the Investors, so long as he/she/it holds at least 500,000 shares of Series B Preferred and/or Series C Preferred and/or Series E Preferred or 132,000 shares of Series D Preferred, to visit and inspect any of the properties of the Company including their respective books of account (and to make copies thereof and to take extracts therefrom), and/or to discuss the affairs, finances and accounts of the Company with its officers, all at such reasonable times and as often as may reasonably be requested.

        2.3 Current Public Information. For so long as any (a) Series B Preferred, Series C Preferred, Series D Preferred, or Series E Preferred, (b) Common Stock issued upon conversion of the Series B Preferred, Series C Preferred, Series D Preferred, or Series E Preferred (including without limitation the Series C Preferred issuable upon exercise of the Series C Warrants, Series D Preferred issuable upon exercise of the Series D Warrants, and Series E Preferred issuable upon exercise of the Series E Warrant), or (c) securities issued with respect to the securities referred to in clauses (a) and
(b) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (hereinafter collectively referred to as "Restricted Securities"), remain outstanding (the Series C Preferred issuable upon exercise of the Series C Warrants, the Series D Preferred issuable upon exercise of the Series D Warrants, and the Series E Preferred issuable upon exercise of the Series E Warrant being deemed outstanding for purposes of this Section 2.3), at all times after the Company has filed a registration statement pursuant to the requirements of the Securities Act, or the Exchange Act, the Company will file all reports required to be filed by it under the Securities Act or the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission (the "Commission") thereunder, and will take such further action as any holder or holders of Restricted Securities may reasonably request, all to the extent required to enable each such holder to sell Restricted Securities pursuant to (i) Rule 144 under the Securities Act, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon request, the Company will deliver to each such holder a written statement as to whether the Company has complied with such requirements.

        2.4 Reservation of Shares. The Company will have reserved, at all times, at least enough shares of Common Stock for issuance upon conversion of the then outstanding Series B Preferred, Series C Preferred, Series D Preferred and Series E Preferred (including without limitation the Series C Preferred issuable upon exercise of the Series C Warrants, Series D Preferred issuable upon exercise of the Series D Warrants, and Series E Preferred issuable upon exercise of the Series E Warrants), which amount of reserved shares shall include the additional shares of Common Stock that would be necessary in the event of such conversion after reductions in any "conversion price" pursuant to the Company's Restated Articles of Incorporation.

        2.5 Rights in Future Offerings. The Company agrees that if hereafter the Company at any time or from time to time makes any nonpublic offering of its capital stock or of any security that is convertible into or carries the right to purchase shares of its capital stock (other than issuances of Common Stock or securities convertible into or carrying the right to purchase shares of Common Stock (a) through the exercise of options or warrants granted under an employee stock plan or employee stock bonus program or grant approved by a majority of the Company's Board of Directors, (b) upon the conversion of convertible preferred stock, (c) in connection with the acquisition of any assets, stock or other interest in any partnership, corporation or other entity approved by a majority of the company's Board of Directors, (d) in connection with the formation of any research and development partnerships, licensing or collaborative agreements or other similar venture approved by a majority of the Company's Board of Directors, (e) upon the conversion of Series B Common Stock to Series C Common Stock under Section 4.3.5 of the Company's Articles of Incorporation, and (f) upon the exercise of the Series B Common Stock Warrants which were issued under the Series C Agreement, and other than issuances of Preferred Stock or securities convertible into or carrying the right to purchase shares of Preferred Stock (i) upon the exercise of the Series C Preferred Stock Warrants which were issued under the Series C Agreement, (ii) upon the exercise of the Series D Preferred Stock Warrants which were issued under the Series D Agreement, (iii) upon the exercise of the Series E Preferred Stock Warrant which was issued under the Series E Agreement, (iv) in connection with the acquisition of any assets, stock or other interest in any partnership, corporation or other entity approved by a majority of the Company's Board of Directors, and (v) in connection with the formation of any research and development partnerships, licensing or collaborative agreements or other similar venture approved by a majority of the Company's Board of Directors), each holder of Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, or any shares of Common Stock issued upon conversion of Series B Preferred, Series C Preferred, Series D Preferred, or Series E Preferred (the "Offeree") shall be offered the opportunity to acquire from the Company, on the same terms as such securities are offered to others, the same percentage (or a lesser amount at the Offeree's option) of the total securities offered in such subsequent offering (the "Offering") as the Offeree's shares of Underlying Common

Stock (as hereinafter defined) bear to the aggregate number of shares of Underlying Common Stock. The Offerees shall be given at least fifteen (15) days' written notice by the Company of the purchase right set forth in this Section
2.5. For purposes of this Section 2.5, the term "Offeree's shares of Underlying Common Stock" shall mean, in the case of a particular Offeree, the total number of shares of Common Stock of the Company as of the time of determination issued or issuable to each such Offeree upon conversion of the outstanding shares of Series B Preferred, Series C Preferred, Series D Preferred and Series E Preferred and the phrase "the aggregate number of shares of Underlying Common Stock" shall mean the total number of shares of Common Stock of the Company outstanding at the time of determination and including, as of the time of determination, all shares issued or issuable upon conversion of the outstanding shares of Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred, and Series E Preferred. For purposes of this Section 2.5, the term Offering shall not include shares issued pursuant to this Section 2.5.

        2.6 Insurance. The Company hereafter will maintain in effect with reputable insurers insurance against such risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses, similarly situated.

        2.7 Use of any Investor Information. Should the Company desire to use any Investor's name (or the name of any subsidiary or affiliate of any of the Investors) except to identify the Investor as an investor in the Company, it will do so only with the express written consent of the Investor; provided, that the Company will not use The Goldman Sachs Group, L.P.'s name for any purpose without its prior written consent. Anything to the contrary in the preceding sentence or in any other agreement between an Investor and the Company notwithstanding, if, in connection with the proposed sale of the Company's securities in a future offering or to consummate the proposed sale of the Company's business, the Company is required by law to disclose information concerning such Investor's ownership in, dealings with or other relationships with the Company (the "Required Information"), each Investor hereby consents to the disclosure of the Required Information.

        2.8 Conduct of Business. The Company will keep in full force and effect its corporate existence and all patents and proprietary rights useful in its business and will comply with all laws, government regulations, rules and ordinances and judicial orders, judgments and decrees applicable to the Company, its business and its properties. The Company will use its best efforts to cause each officer and employee to execute a confidentiality and inventions agreement presently used by the Company, with such reasonable changes as may be deemed appropriate; provided, however, that any material change therein shall be approved by the Board of Directors.

        2.9 Payment of Taxes. The Company will pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon it or upon its income or property before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if not paid when due, might become a lien or charge upon its property or any part thereof; provided, however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy, or claim so long as the validity thereof is being contested by the Company in good faith by appropriate proceedings and an adequate reserve therefor has been established on its books.

        2.10 Adverse Changes. The Company will promptly advise the Investors of any event which represents a material adverse change in the condition or business, financial or otherwise, of the Company, and of each suit or proceeding commenced or threatened against the Company which, if adversely determined, would result in such a material adverse change. The Company will also promptly advise the Investors of any facts which are inconsistent with the representations and warranties contained herein.

        2.11 Life Insurance. The Company will (i) obtain as soon as practicable and (ii) maintain key-man life insurance on the life of Rob Glaser to the extent and in the manner determined appropriate by the Board of Directors in their best business judgment, which shall at a minimum provide for a payment of at least $2,000,000 to the Company.

        2.12 Affiliated Transactions. All transactions by and between the Company and any officer, key employee or stockholder of the Company, or persons controlled by or affiliated with such officer, key employee or stockholder, shall be conducted on an arm's-length basis, and will be on terms and conditions no less favorable to the Company than could be obtained from nonrelated persons. Any such transaction which is not in the ordinary course of business and is in an amount in excess of $50,000 per transaction or group of related transactions will be approved in advance by the Board of Directors after full disclosure of the terms thereof.

        2.13   Board of Directors.

               (a) The Company will use its best efforts to cause one nominee of the Series B Holders, who shall be nominated by the holders of the majority of the outstanding shares of Series B Preferred, and who shall be reasonably acceptable to the Company, to be recommended to the stockholders (or, for purposes of filling a vacancy on the Board of Directors, the directors) for election as a director at all meetings of stockholders, or consents in lieu thereof, for such purpose. The Company will use its best efforts to cause one nominee of the Series C Holders, who shall be nominated by the holders of the majority of the outstanding shares of Series C Preferred, and who shall be reasonably acceptable to the Company (the Company acknowledging that James W. Breyer is acceptable), to be recommended to the stockholders (or, for purposes of filling a vacancy on the Board of Directors, the directors) for election as a director at all meetings thereof, or consents in lieu thereof, for such purpose. In addition, the Company will, if requested to in writing by the Series E Holder (for so long as the Series E Holder holds (i) no fewer than 3,338,374 shares of Series E Preferred Stock (or the equivalent in

Common Stock issued upon the conversion of Series E Preferred Stock), or (ii) no less than five percent (5%) of the issued and outstanding shares of Common Stock, on an as-if converted basis), use its best efforts to cause one nominee of the Series E Holder, who shall be reasonably acceptable to the Company, to be recommended to the Stockholders (or, for purposes of filling a vacancy on the Board of Directors, the directors) for election as a director at all meetings thereof, or consents in lieu thereof, for such purpose. Before the closing of an Initial Public Offering, as defined in Section 2, the Company agrees not to grant stock options, warrants or similar rights as compensation for participation on the Board of Directors to Rob Glaser, to the director nominated by the Series B Holders, to the director nominated by the Series C Holders, or to the director, if any, nominated by the Series E Holder.

               (b) The Company will ensure that it will have a Board of Directors of at least three (3) members (or four (4) members, if the Series E Holder elects to nominate a director) and that regular meetings of its Board of Directors will be held at least four (4) times each year and at intervals of not more than four (4) months, upon at least such notice as is required to be given to the directors in the Bylaws of the Company. The Articles of Incorporation or Bylaws of the Company will at all times during which the director nominees of the Series B Holders, Series C Holders, and Series E Holder serve as directors of the Company provide for indemnification of the directors to the fullest extent permitted under Washington state law. The Company shall promptly reimburse in full the nominees of the Series B Holders, Series C Holders, and Series E Holder for all of their reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

               (c) In the event that no director is serving as a nominee of the Series B Holders, Series C Holders, or Series E Holder, the Company shall (a) provide each Investor holding at least 500,000 shares of Series B Preferred, Series C Preferred, and/or Series E Preferred in the aggregate (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) with notice of all meetings of the Board of Directors; (b) allow each Investor holding at least 500,000 shares of Series B Preferred, Series C Preferred, and/or Series E Preferred in the aggregate (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) to attend such meetings in a nonvoting observer capacity; and
(c) provide such Investor with all materials delivered to the directors as and when such materials are delivered to the directors; provided, however, that such Investor shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and, provided further, that the Company reserves the right to withhold any information and to exclude such Investors from any meeting or portion thereof if access to such information or attendance at such meeting or portion thereof could adversely affect the attorney client privilege between the Company and its counsel. In the event any other Investor is invited to attend a meeting(s) of the Company's Board of Directors in a nonvoting observer capacity and/or receives copies of any materials provided to directors, such Investor shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided.

        2.14 Distributions or Redemption of Capital Stock. Except as otherwise expressly provided herein, the Company will not, without the consent or waiver of the holders of 51% of the outstanding shares of the Series B Preferred, Series C Preferred, Series D Preferred and Series E Preferred (provided, for purposes of calculating the requisite 51% pursuant to this Section 2.14, the shares of Series E Preferred to be issued upon exercise, if ever, of the Series E Warrant shall not be deemed to be outstanding, regardless of whether the Series E Warrant has been exercised) directly or indirectly, redeem, purchase or otherwise acquire for value (or pay into or set aside for a sinking fund for such purpose), any share or shares of capital stock of the Company beneficially owned, directly or indirectly, by Rob Glaser or any person that is a member of Rob Glaser's family or is related in any way to him, or any entity affiliated with any such person, except as set forth in Section 5.5 of Article V of the Company's Restated Articles of Incorporation in effect as of the date hereof.

        2.15 Conversion Shares. The Company will reserve and keep available from its authorized shares of Common Stock, solely for the purpose of issuance upon the conversion of the Series B Preferred, Series C Preferred, Series D Preferred, and Series E Preferred (the "Conversion Shares"), such number of shares of Common Stock as shall then be issuable upon the conversion of all of the shares of Series B Preferred, Series C Preferred, Series D Preferred, and Series E Preferred taking into account any antidilution rights of the holders thereof (the "Conversion Shares"). The Company covenants that all Conversion Shares issuable upon conversion of the convertible preferred stock shall be duly and validly issued, fully paid and nonassessable, and free of all liens, encumbrances and restrictions on transfer other than restrictions on transfer arising under the federal and state securities laws.

3.  MISCELLANEOUS

        3.1 Parties in Interest. All covenants, agreements, representations, warranties and undertakings in this Agreement made by and on behalf of any of the parties hereto shall bind and inure to the benefit of their respective successors and assigns.

        3.2 Entire Agreement: Amendments and Waivers. This Agreement (including the attachments hereto) and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement may be amended, or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively) if agreed to in writing by the Company and either: (a) the holders of at least two-thirds (2/3) of the outstanding Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting together as a voting group, and, until the conclusion of the first public offering of the Company's Common Stock registered under the Securities Act, the Common Stock theretofore issued upon conversion of any of the Series B Preferred, Series C Preferred, Series D Preferred and Series E Preferred, or (b) the holders of at least 51% of the outstanding Series B Preferred Stock, the holders of at least 51% of the outstanding Series C Preferred Stock, the holders of at least 51% of the outstanding Series D Preferred Stock and the holders of at least 51% of the Series E Preferred Stock; provided, however, that the holder(s) of the Series E Preferred Stock hereby agree to: (i) any amendment that is limited to adding holders of Common Stock or a new series of Common Stock or Preferred Stock or securities convertible into or carrying the rights to purchase Common Stock or a new series of Common Stock or Preferred Stock (the "New Securities") as parties to this Agreement as long as the New Securities have rights under this Agreement that are equivalent or subordinate to those of the Series E Preferred, and (ii) any amendment that does not (A) adversely affect the holders of Series E Preferred Stock but not the holders of the other series of Preferred Stock or
(B) otherwise disadvantage disproportionately the holders of Series E Preferred Stock; and provided further, that if any amendment or omission or waiver of compliance with any term, covenant, agreement or condition or provision affects any Investor disproportionately, the written agreement of such Investor shall also be required. The Series B Holders and the Company expressly agree that this Agreement supersedes Sections 4 and 5 of the Series B Agreement in their entirety and that such sections of the Series B Agreement are no longer in force or effect, the Series B Holders, Series C Holders and the Company expressly agree that this Agreement supersedes the C Rights Agreement in its entirety and the C Rights Agreement is no longer in force and effect; and the Series B Holders, Series C Holders, Series D Holders, and the Company expressly agree that this Agreement supersedes the D Rights Agreement in its entirety and the D Rights Agreement is no longer in force and effect.

        3.3 Governing Law, Severability. This Agreement, together with the rights and obligations of the parties hereunder, shall be governed by, construed and enforced in accordance with the laws of the State of Washington without regard to principles of conflicts of laws. In the event any provision of this Agreement or the application of any such provision to any party shall be held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement shall remain in full force and effect.

        3.4 Notices. All notices, requests, consents, and demands shall be in writing and shall be deemed to have been sufficiently given if sent, postage prepaid, by registered or certified mail, return receipt requested, to the Company at Progressive Networks, Inc., 1111 Third Avenue, Suite 500, Seattle, WA 98101, Attention: President, with a second copy addressed separately to the General Counsel; to the Investors at the addresses listed in Exhibits A, B and C and to Microsoft at Microsoft Corporation, One Microsoft Way, Redmond, Washington 98052-6399, Attention: Robert A Eshelman, Assistant Secretary; or to such other address as may from time to time be furnished in writing to the other parties hereto.

        3.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        3.6 Captions. The captions and headings of this Agreement are for convenience only and are not to be construed as defining or limiting the scope or intent of any of the provisions hereof.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               PROGRESSIVE NETWORKS, INC.


                               By:________________________________
                                      Its:________________________


                               INVESTOR


                               -----------------------------------
                               Rob Glaser





   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-A

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               INVESTOR:

                               ACCEL IV L.P.

                                 Accel IV Associates L.P.
                                   Its: General Partner


                                      By_______________________________
                                            General Partner

                               ACCEL KEIRETSU L.P.

                               By:    Accel Partners & Co., Inc.
                                      Its: General Partner


                                      By_______________________________

                               ACCEL INVESTORS '95, L.P.


                               By______________________________________
                                            General Partner

                               ELLMORE C. PATTERSON PARTNERS


                               By______________________________________
                                            General Partner

   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-B

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               INVESTOR:


                               ----------------------------------------
                               Phillip Barrett



   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-C

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               INVESTOR:


                               ----------------------------------------
                               Jeanine Glaser


   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-D

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               INVESTOR:

                               JULIUS & BARBARA C. GLASER
                               TRUST U/A 09/03/91


                               ----------------------------------------
                               Julius Glaser, Trustee


                               ----------------------------------------
                               Barbara Glaser, Trustee


   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-E

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               INVESTOR:


                               ----------------------------------------
                               Martha E. Glaser


   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-F

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               INVESTOR:


                               ----------------------------------------
                               Norma Ann Crampton


   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-G

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               INVESTOR:


                               ----------------------------------------
                               Dennis L. Heck


   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-H

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               INVESTOR:


                               ----------------------------------------
                               Mitchell Kapor


   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-I

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               INVESTOR:


                               ----------------------------------------
                               Michael B. Slade


   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-J

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               INVESTOR:


                               ----------------------------------------
                               Howard P. Welt


   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-K

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               INVESTOR:


                               ----------------------------------------
                               Elaine Yeomelakis


   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-L

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.



                               INVESTOR:

                               Ziff Asset Management, L.P.

                               By:    PBK Holdings, Inc.
                                      General Partner


                               By:_______________________________________
                                      Name:  Philip B. Korsant
                                      Title:  President


   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-M

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               INVESTOR:

                               Bayview Investors, Ltd.
                               By     Robertson, Stephens &
                                      Company Private Equity
                                      Group LLC
                                      Its General Partner


                               ----------------------------------------
                               Authorized Signatory


   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-N

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.



                               INVESTOR:

                               IPG Network, Inc.


                               By_____________________________________
                                   Its________________________________
                                   Its General Partner


   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-O

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               ----------------------------------------
                               INVESTORS:

                               Technology Crossover Ventures, L.P.

                               By:    Technology Crossover
                                      Management, L.L.C.,
                               Its:   General Partner


                               By:____________________________________
                                      Name:
                                      Title:

                               Technology Crossover Ventures, C.V.

                               By:    Technology Crossover
                                      Management, L.L.C.,
                               Its:   Investment General
                                      Partner


                               By:___________________________________
                                      Name:
                                      Title:


   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-P

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               INVESTOR:

                               Velocity Technology and
                               Communications Trust B


                               By:__________________________________
                                    Its:____________________________


   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-Q

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               INVESTOR:

                               Merrill Lynch KECALP L.P. 1994


                               By:__________________________________
                                    Its:____________________________


   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-R

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               INVESTORS:

                               CSK Venture Capital Co., Ltd.


                               By:_________________________________
                                    Its:___________________________


                               CSK Corporation


                               By:_________________________________
                                    Its:___________________________


   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-S

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               INVESTORS:

                               Encompass Group, Inc.


                               By:_________________________________
                                    Its:___________________________


                               Trans Cosmos USA, Inc.


                               By:_________________________________
                                    Its:___________________________


   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-T

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               INVESTOR:

                               The Goldman Sachs Group, L.P.


                               By:_________________________________
                                    Its:___________________________


   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-U

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               INVESTOR:

                               PSP & Trust
                               PS Plan For The Benefit Of Peter
                               J. Rubin


                               By:_________________________________
                                    Peter J. Rubin, Trustee


   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-V

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                               MICROSOFT CORPORATION


                               By:_________________________________
                                    Its:___________________________


   [Signature Page to Second Amended and Restated Investors' Rights Agreement]

                                      20-W